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                              CONSULTING AGREEMENT


         THIS CONSULTING AGREEMENT (the "Agreement") is made as of November 14, 1995, by and between Aloette Cosmetics, Inc., a Pennsylvania corporation, with its principal offices located at 1301 Wright's Lane East, West Chester, Pennsylvania 19380 (the "Company") and John E. Defibaugh, whose address is 1056 Mt. Pleasant Road, Bryn Mawr, Pennsylvania 19010 (the "Consultant").

         WHEREAS, the Consultant is a co-founder and past president of the Company; and

         WHEREAS, the Consultant is experienced with the philosophy and operations of the Company; and

         WHEREAS, the Consultant has a specialized knowledge in connection with the sale of cosmetics through the Company's franchise system; and

         WHEREAS, the Consultant, in the recent past, has volunteered his services to the Company; and

         WHEREAS, the Company believes the services of the Consultant to be invaluable and desires to retain the services of the Consultant as an independent consultant to the Company to provide his expertise to the Company, to advise the officers of the Company; and

         WHEREAS, the Consultant desires to provide his services to the Company on the terms and subject to the conditions and limitations contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

         1. Provision of Consulting Services. The Company hereby retains the Consultant to provide consulting services as an independent contractor, and the Consultant hereby agrees to provide consulting services as an independent contractor to the Company on the terms and conditions set forth in this Agreement.

         2. Term. The term of this Agreement (the "Term") shall commence as of the date hereof and, unless otherwise modified by separate agreement signed by all parties hereto, or terminated as otherwise provided herein, shall remain in effect until December 31, 1996. Thereafter, this Agreement shall continue from month to month, subject to the right of either party to terminate the agreement upon thirty (30) days written notice.


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         3. Duties of the Consultant. The Consultant shall serve as a general advisor and consultant to the management of the Company and shall perform such duties as and when requested by the Company generally relating to finances, sales, product and franchise development. The Consultant shall devote such time as the Consultant deems necessary for the performance of his duties, but in no event shall the Consultant be required to devote more than sixteen hours per week or four, four-hour days. The Consultant shall, however, comply with all instructions and guidelines provided by the Company from time to time with respect to the performance of his duties hereunder.

         4. Compensation. During the Term of this Agreement, the Consultant shall be paid for the services performed under this Agreement as follows:

                  a. Consulting Fees. The Company shall pay the Consultant a consultant's fee of $50,000.00 per year, payable $4,166.67 per month on the first day of each month, commencing on the first day of the month following the month in which this Agreement is executed, if this Agreement is executed on or between the first and fifteenth days of the calendar year, or commencing on the last day of the month following the month in which this Agreement is executed, if this Agreement is executed on or between the sixteenth and last days of the calendar month, and continuing on the respective first or last day of each month thereafter for twelve consecutive months.

         5. Relationship Between Parties. The Consultant is retained only for the purposes and to the extent set forth in this Agreement, and his relationship to the Company shall be that of independent contractor. The Consultant agrees that he shall be responsible for all federal and state income, social security, and other tax withholding and payment requirements which are or may be imposed as a result of either the performance of his duties hereunder or the payment therefor by the Company. Further, it is the epxress understanding of the parties that the Consultant shall not be entitled to any employee benefits.

         6.  Termination of Agreement.

                  a. Termination Upon Death or Disability. This Agreement shall terminate immediately upon the Consultant's death. His estate or legal heirs, as the case may be, shall be entitled to receive the compensation as owed to the Consultant hereunder, prorated to the date of such termination. Because the Company desires to retain the services of the Consultant and prevent them from being available to competing businesses, should the Consultant become disabled or incapacitated during the Term of this Agreement, this Agreement shall not terminate. In such event, the Consultant, or his estate, legal heirs, or legal representative, as the case may be, shall be entitled to continue to receive the full compensation as owed to him hereunder.


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                  b. Termination for Cause. At any time during the Term
hereunder, the Company may only terminate this Agreement for cause ("Termination for Cause"). Such Termination for Cause shall be effective immediately following the delivery by the Company to the Consultant of a written notice thereof specifying the Cause. For purposes of this Agreement, "Cause" shall mean: (i) fraud or embezzlement by the Consultant in the course of employment; or (ii) wanton or willful misconduct or gross negligence in the performance of his duties hereunder. No other standard which may be imposed by rule of law, decisions of courts or otherwise shall be required of the Consultant hereunder, provided that the Consultant shall nevertheless perform his duties as required by Paragraph 3 hereof. The Company shall not be entitled to terminate this Agreement for any reason except as expressly provided in this Paragraph 6b.

         7. Expenses of Collection and Attorneys' Fees. The prevailing party in any action to enforce rights under this agreement shall be entitled to all reasonable costs, fees and expenses, including reasonable attorney's fees.

         8. Standstill. During the term of this Agreement, or any extensions thereof, and provided that the Company is not in breach of any of its obligations hereunder, then Consultant agrees not to exercise any of his existing rights or remedies relative to the subordinated debt identified in Exhibit A attahced hereto and incorporated herein.

         9. Covenant Not to Compete. During the term of this Agreement, or any extensions thereof, and provided that the Company is not in breach of any of its obligations hereunder, then Consultant agrees not to compete directly or indirectly with the Company.

         10. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the provision of services of the Consultant to the Company and supersedes any prior agreements between the parties, whether oral or written.

         11. Amendments. Any amendment to this Agreement shall be made in writing and signed by all of the parties hereto.

         12. Enforceability. If any provision of this Agreement shall be found by a court with proper jurisdiction to be invalid or unenforceable, in whole or in part, then such provision shall be deemed to be modified, narrowed or restricted only to the limited extent and in the manner necessary to render the same valid and enforceable, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified, narrowed or restricted.


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         13. Successors. This Agreement shall inure to the benefit of, shall be assignable to, and shall be binding on the successors of the business of the Company. This Agreement is personal to the Consultant and may not be assigned by him, provided, however, that the Consultant shall have the right to assign, pledge, or otherwise hypothecate his right to receive payments under this Agreement which shall be effective upon his first providing written notice of such assignment, pledge, or hypothecation to the Company.

         14. Waivers. A waiver by one party of any breach of or failure to comply with any provision of this Agreement by the other party shall not be construed as a waiver of any other provision, or a waiver of a breach of any other provision, of this Agreement.

         15. Notices. Any notice required or permitted by the terms hereof shall be effectively delivered for all purposes if delivered personally, upon delivery, or if mailed, upon deposit in the United States Mail, registered or certified, postage prepaid, and if directed to the Company to its principal business office, and if directed to the Consultant to his address appearing on the records of the Company, or to such other address as he may designate in writing to the Company.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto to be effective on the date first above written.

Attest:                                           ALOETTE COSMETICS, INC.
                                                  a Pennsylvania corporation

/S/ Jean M. Lewis                               /S/  John E. Defibaugh
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Witness:                                        JOHN E. DEFIBAUGH



/S/ Jean M. Lewis                               /S/  John E. Defibaugh
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